                                   EXHIBIT 12

                                POWER OF ATTORNEY
                                -----------------
         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1996, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 6th day of February, 1997.

                                             /S/ WILLIAM C. BALLARD, JR.
                                            -----------------------------------
                                              William C. Ballard, Jr., Director

                                   EXHIBIT 12

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1996, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 6th day of February, 1997.

                                                   /S/ BRUCE DOUGLAS
                                                   -----------------------------
                                                       Bruce Douglas, Director

                                   EXHIBIT 12

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1996, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 2nd day of February, 1997.

                                                  /S/ RICHARD C. GLOWACKI
                                                  -----------------------------
                                                  Richard C. Glowacki, Director

                                   EXHIBIT 12

                                POWER OF ATTORNEY
                                -----------------

       KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1996, hereby constitutes and appoints GEORGE L. CHAPMAN her true and lawful attorney-in-fact and agent, with full power to act, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets her hand this 31st day of January, 1997.

                                                      /S/ SHARON M. OSTER
                                                     --------------------------
                                                      Sharon M. Oster, Director

                                   EXHIBIT 12

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1996, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 6th day of February, 1997.

                                                 /s/ BRUCE G. THOMPSON
                                                 -------------------------------
                                                 Bruce G. Thompson, Director

                                   EXHIBIT 12

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1996, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 5th day of February, 1997.

                                           /S/ RICHARD A. UNVERFERTH
                                          ------------------------------------
                                           Richard A. Unverferth, Director

                                   EXHIBIT 12

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1996, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 7th day of February, 1997.

                                              /s/ PIER C. BORRA
                                              ---------------------------------
                                              Pier C. Borra, Director

                                   EXHIBIT 12

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director and the Chairman of the Board and Principal Executive Officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1996, hereby constitutes and appoints EDWARD F. LANGE, JR., his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacities as director and Chairman of the Board and Principal Executive Officer, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 6th day of February, 1997.

                                               /s/ GEORGE L. CHAPMAN
                                              --------------------------------
                                              George L. Chapman, Director,
                                              Chairman of the Board and
                                              Principal Executive Officer

                                   EXHIBIT 12

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, the Principal Financial Officer and the Principal Accounting Officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1996, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacities as the Principal Financial Officer and Principal Accounting Officer, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 5th day of February, 1997.

                                                /s/ EDWARD F. LANGE, JR.
                                                ------------------------------
                                                Edward F. Lange, Jr., Principal
                                                Financial Officer and
                                                Principal Accounting Officer

                                   EXHIBIT 12

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, the Controller of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1996, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for his and in his name, place and stead, in the capacity as Controller, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 4th day of February, 1997.

                                                 /s/ MICHAEL A. CRABTREE
                                                -------------------------------
                                                Michael A. Crabtree, Controller